UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22164

Kimberlite Investment Trust

(Exact Name of Registrant as Specified in Charter)

230 Park Avenue, 28th Floor

New York, NY 10169

(Address of Principal Executive Offices)(Zip Code)

Neal Neilinger

230 Park Avenue, 28th Floor

New York, NY 10169

 (Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:  (855) 318-2804

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

EXPLANATORY NOTE

THIS REPORT IS BEING RE-FILED TO CORRECT AN ERROR IN THE NAME OF THE SIGNOR.

ITEM 1.  REPORTS TO SHAREHOLDERS.

PSP MULTI-MANAGER FUND

Ticker: CEFFX

ANNUAL REPORT

DECEMBER 31, 2015

PSP MULTI-MANAGER FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2015 (UNAUDITED)

AVERAGE ANNUALIZED TOTAL RETURNS AS OF 12/31/2015

Cumulative Performance Comparison of $10,000 Investment Since Inception

	One Year	Three Year	Five Year	Since Inception	Ending Value
PSP Multi-Manager Fund	-0.40%	2.15%	0.47%	1.29%	$11,025
S&P 500 Total Return Index	1.38%	15.13%	12.57%	7.67%	$17,538

This chart assumes an initial investment of $10,000 made on the closing of May 23, 2008 (commencement of investment operations). Total return is based on the change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The S&P 500 Total Return Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The Fund imposes a 1.00% redemption fee on shares redeemed within 60 days of purchase.

PSP MULTI-MANAGER FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2015 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities are represented as a percentage of the portfolio of investments.

Forward Contract
3.40%
Communication Services
12.80%
Energy
19.04%
Consumer Defensive
22.78%
Consumer Cyclical
41.98%

Sectors are categorized using Morningstar® classifications.

Portfolio composition is subject to change.

Excludes securities cash, sold short, forward contracts sold short, and options written.

	PSP Multi-Manager Fund
	Schedule of Investments
	December 31, 2015

Contracts/Principal		Value

CORPORATE BONDS - 5.58%

Communications Services, Nec - 0.74%
11,000	Intelsat Luxembourg SA, 6.75%, 6/01/2018	$ 8,140

Oil & Gas Field Exploration Services - 0.70%
16,000	Energy XXI Ltd., 8.25%, 2/15/18	4,240
10,000	Energy XXI Gulf Coast, Inc., 11.00%, 3/15/2020	3,500
		7,740
Perfumes, Cosmetics & Other Toilet Preparations - 1.32%
21,000	Avon Products, Inc., 5.00% 03/15/2023	14,490

Retail-Department Stores - 2.42%
13,000	Bon-Ton Stores, Inc., 10.625%, 7/15/17	9,100
22,000	J C Penny Co., Inc., 5.65%, 6/01/20	17,600
		26,700
Water Supply - 0.40%
19,000	Tervita Corp. 10.875%, 2/15/18	4,370

TOTAL CORPORATE BONDS (Cost $104,780) - 5.58%		$ 61,440

FORWARD CONTRACT - 0.20% *
1,990	Euro Forward FX, 1/18/16	$ 2,161

TOTAL FORWARD CONTRACT (Total Cost $2,177) - 0.20%		$ 2,161

TOTAL INVESTMENTS (Cost $106,957) - 5.78%		$ 63,601

OTHER ASSETS IN EXCESS OF LIABILITIES - 94.22%		1,036,679

NET ASSETS - 100.00%		$ 1,100,280

* Represents non-income producing security during the period.
The accompanying notes are an integral part of these financial statements.

PSP Multi-Manager Fund
Schedule of Forward Contracts Sold Short
December 31, 2015

Contracts		Value

FORWARD CONTRACTS *

255	British Pound Forward, 1/18/16	$ 376
2,698	Swedish Krona Forward, 1/18/16	318

TOTAL FORWARD CONTRACTS SOLD SHORT (Total Proceeds $699)		$ 694

* Represents non-income producing security during the period.
The accompanying notes are an integral part of these financial statements.

PSP Multi-Manager Fund
Statement of Assets and Liabilities
December 31, 2015

Assets:
Investments in Securities, at Value (Cost $106,957)	$ 63,601
Cash	842,213
Receivables:
Dividends and Interest	2,781
Portfolio Securities Sold	633,311
Prepaid Expenses	2,330
Total Assets	1,544,236
Liabilities:
Forward Contracts Short, at Value (Proceeds $699)	694
Payables:
Distribution Fees	1,101
Trustee Fees	2,400
Administrative Fees	500
Portfolio Securities Purchased	407,634
Accrued Expenses	31,627
Total Liabilities	443,956
Net Assets	$ 1,100,280

Net Assets Consist of:
Paid In Capital	$ 1,295,700
Accumulated Realized Loss on Investments	(152,069)
Unrealized Depreciation in Value of Investments	(43,351)
Net Assets	$ 1,100,280

Shares Outstanding (Unlimited number of shares authorized, no par value)	109,540

Net Asset Value and Redemption Price Per Share	$ 10.04

Short-Term Redemption Price Per Share *	$ 9.94

* The Fund will impose a 1.00% redemption fee on shares redeemed within 60 days of purchase.
The accompanying notes are an integral part of these financial statements.

PSP Multi-Manager Fund
Statement of Operations
For the Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding taxes of $1,817)	$ 22,091
Interest	11,895
Total Investment Income	33,986

Expenses:
Advisory Fees	33,048
Distribution Fees:
Investor Class	3,672
Transfer Agent & Accounting Fees	21,373
Administrative Fees	6,000
Compliance Fees	26,099
Registration Fees	11,888
Audit Fees	24,999
Legal Fees	26,162
Insurance Fees	541
Miscellaneous Fees	9,440
Custodial Fees	64,686
Printing and Mailing	999
Interest Expense	3,795
Dividends on Securities Sold Short	4,495
Total Expenses	237,197
Fees Waived and Reimbursed by the Advisor	(186,459)
Net Expenses	50,738

Net Investment Loss	(16,752)

Realized Gain/(Loss) on:
Investments in Securities and Foreign Currency	136,992
Capital Gain Distributions from Investment Companies	334
Investments in Options	(19,743)
Forward and Future Contracts	(1,383)
Options Written	26,179
Securities Sold Short	(16,607)
Net Realized Gain on Investments, Options, Forward Contracts, and Securities Sold Short	125,772

Change in Unrealized Appreciation/(Depreciation) on:
Investments in Securities and Foreign Currency	(23,384)
Investments in Options	(782)
Forward and Future Contracts	(10,199)
Options Written	(1,341)
Securities Sold Short	14,849
Net Change in Unrealized Appreciation	(20,857)

Net Realized and Unrealized Gain on Investments	104,915

Net Increase in Net Assets Resulting from Operations	$ 88,163

The accompanying notes are an integral part of these financial statements.

PSP Multi-Manager Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	12/31/2015	12/31/2014
Increase/(Decrease) in Net Assets From Operations:
Net Investment Loss	$ (16,752)	$ (48,240)
Net Realized Gain on Investments in Securities and Foreign Currency	136,992	718,730
Net Capital Gain Distributions from Investment Companies	334	-
Net Realized Loss on Investments in Options	(19,743)	(571)
Net Realized Gain/(Loss) Forward and Future Contracts	(1,383)	11,042
Net Realized Gain/(Loss) on Options Written	26,179	(3,977)
Net Realized Loss on Securities Sold Short	(16,607)	(9,244)
Change in Unrealized Depreciation on Investments in Securities and Foreign Currency	(23,384)	(644,769)
Change in Unrealized Appreciation/(Depreciation) on Investments in Options	(782)	782
Change in Unrealized Appreciation/(Depreciation) on Forward and Future Contracts	(10,199)	2,614
Change in Unrealized Appreciation/(Depreciation) on Options Written	(1,341)	1,341
Change in Unrealized Appreciation/(Depreciation) on Securities Sold Short	14,849	(19,034)
Net Increase in Net Assets Resulting from Operations	88,163	8,674

Capital Share Transactions	(1,353,244)	(938,728)

Total Decrease in Net Assets	(1,265,081)	(930,054)

Net Assets:
Beginning of Year	2,365,361	3,295,415

End of Year (including accumulated undistributed net investment	$ 1,100,280	$ 2,365,361
Income of $0 and $0, respectively).

The accompanying notes are an integral part of these financial statements.

PSP Multi-Manager Fund
Financial Highlights
Selected data for an Investor Class share outstanding throughout each period presented.

	Years Ended
	12/31/2015		12/31/2014	12/31/2013		12/31/2012		12/31/2011

Net Asset Value, at Beginning of Period	$ 10.08		$ 9.92	$ 9.42		$ 9.31		$ 10.08

From Investment Operations:
Net Investment Income (Loss) *	(0.12)		(0.22)	(0.02)		(0.01)		0.22
Net Realized and Unrealized Gain (Loss) on Investments	0.08		0.38	0.52		0.12		(0.74)
Total from Investment Operations	(0.04)		0.16	0.50		0.11		(0.52)

Distributions:
Realized Gains	-		-	-		-		(0.26)
Total from Distributions	-		-	-		-		(0.26)

Redemption Fees	-	(a)	-	-	(a)	-	(a)	0.01

Net Asset Value, at End of Period	$ 10.04		$ 10.08	$ 9.92		$ 9.42		$ 9.31

Total Return **	(0.40)%		1.61%	5.31%		1.18%		(5.07)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,100		$ 2,365	$ 2,547		$ 5,465		$ 7,636
Before Waiver:
Ratio of Expenses to Average Net Assets	16.19%		10.74%	3.12%		2.83%		2.62%
Ratio of Expenses to Average Net Assets, Excluding Interest and Dividends on Securities Sold Short	15.62%		10.59%	3.12%		2.83%		2.62%
Ratio of Net Investment Loss to Average Net Assets	(13.87)%		(9.75)%	(1.69)%		(1.36)%		(1.19)%
After Waiver:
Ratio of Expenses to Average Net Assets	3.46%		3.15%	1.65%		1.51%		1.75%
Ratio of Expenses to Average Net Assets, Excluding Interest and Dividends on Securities Sold Short	2.90%		3.00%	1.65%		1.51%		(0.32)%
Ratio of Net Investment Loss to Average Net Assets	(1.14)%		(2.16)%	(0.22)%		(0.03)%		(0.32)%
Portfolio Turnover	119%		115%	0%		59%		414%

(a) Amount is less than $0.01 per share.
* Per share net investment loss has been determined on the basis of average shares outstanding during the period.
** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.
The accompanying notes are an integral part of these financial statements.

PSP MULTI-MANAGER FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2015

NOTE 1. ORGANIZATION

The PSP Family of Funds (the “Trust”) was organized on December 21, 2007 as a Delaware statutory trust.  The sole series of shares of the Trust is the PSP Multi-Manager Fund (the “Fund”), an open-end management investment company.  Prior to May 15, 2014, the Trust was known as the Congressional Effect Family of Funds and prior to August 25, 2014 the Fund was known as the Congressional Effect Fund.  The Trust is authorized to issue an unlimited number of shares of beneficial interest (the “Shares”) with no par value.  Currently, the only class of shares issued is the Investor Class shares. The Fund is diversified.  Pulteney Street Capital Management, LLC (the “Adviser”) serves as the Fund’s investment adviser that manages the investments in the Fund’s portfolio and oversees the Fund’s Sub-Advisers.

The investment objective of the PSP Multi-Manager Fund (the “Fund”) is capital appreciation and income.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted (“GAAP”) in the United States of America.

Use of Estimates- The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences may be significant.

Security Valuation- The Fund’s securities, including short positions, are valued at current market prices.  Investments in securities traded on a principal exchange (U. S. or foreign) and on the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, are valued at the bid price.  Securities for which market values are not readily available, or for which the Adviser believes the market value is unreliable (including, for example, certain foreign securities, thinly-traded securities, or when there is a particular event that may affect the value of a security), are valued by the Adviser at their fair values pursuant to guidelines established by the Board, and under the ultimate oversight of the Board.  Short-term fixed income securities with remaining maturities of 60 days or less and of sufficient credit quality are valued at amortized cost.

Options, forward contracts, and futures contracts traded on a securities exchange or board of trade generally are valued at the last reported sales price or, in the absence of a sale, at the last to bid on the principal exchange where they are traded.  If such prices are not available, options, forward contracts, and futures contracts are valued by the Adviser, pursuant to guidelines established by the Board and under the ultimate oversight of the Board, at their fair values based on quotations from dealers, and if such quotations are not available, based on factors in the markets where such securities and derivatives trade, such as security and bond prices, and interest rates.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Share Valuation- The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open.  The NAV is determined by totaling the value of all portfolio securities, cash and other assets held by the Fund, and subtracting from that total all liabilities, including accrued expenses.  The total NAV is divided by the total number of shares outstanding to determine the NAV of each share.

Security Transaction Timing- Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on the trade date on the last business day of the reporting period.  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense. The Fund uses the first in first out method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities.

Redemption Fee – To discourage short-term trades by investors, and to offset any transaction and other costs associated with short-term trading, the Fund will impose a redemption fee of 1.00% of the total redemption amount (calculated at fair value) if shares are redeemed within 60 days of initial purchase. Redemption fees are retained by the Fund. The Fund collected $2,998 during the year ended December 31, 2015.

Short Sales- The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Option Writing- When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Financial Futures Contracts - Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Futures contracts may have off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Statement of Assets and Liabilities.

Income Taxes- The Fund's policy is to continue to comply with the requirements of the Internal Revenue

Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required.  It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded as of or during the year ended December 31, 2015, related to uncertain tax positions expected to be taken in the Fund’s 2015 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and certain State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year ended December 31, 2015, the Fund did not incur any interest or penalties.

Distributions to Shareholders- The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

Reclassification of Capital Account: GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.  On December 31, 2015, accumulated undistributed net investment income was increased by $16,752 and paid in capital was decreased by $16,752.

NOTE 3. SECURITY VALUATIONS

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common and preferred stocks). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Short term investments.  Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in level 1 of the fair value hierarchy.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2015:

Financial Instruments—Assets
Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$ -	$ 61,440	$ -	$ 61,440
Forward Contract	2,161	-	-	2,161
Total	$ 2,161	$ 61,440	$ -	$ 63,601

Financial Instruments—Liabilities
Investments in Securities Sold Short	Level 1	Level 2	Level 3	Total
Forward Contracts	$ (694)	$ -	$ -	$ (694)
Total	$ (694)	$ -	$ -	$ (694)

Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

The Fund did not hold any Level 3 assets during the year ended December 31, 2015. The Fund did not hold any derivative instruments at any time during the year ended December 31, 2015. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund's policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

NOTE 4. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pulteney Street Capital Management, LLC serves as the Fund’s investment adviser that manages the investments in the Fund’s portfolio and oversees the Fund’s Sub-Advisers. The Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Fund, under which the Adviser selects securities and manages investments and Sub-Advisers for the Fund, subject to the oversight of the Fund’s Board of Trustees (the “Trustees”). Under the Advisory Agreement, the Fund pays the Adviser a monthly fee based on an annualized rate of 2.25% of the average daily net asset of the Fund.  For the year ended December 31, 2015, the Adviser earned $33,048 pursuant to Advisory Agreement.

The Adviser will receive a monthly management fee equal to an annual rate of 2.25% of the Fund’s average daily net assets. In addition, the Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest on borrowings and interest and dividends on securities sold short, taxes, brokerage fees and commissions, 12b-1 fees, Acquired Fund Fees and Expenses, and extraordinary expenses) to not more than 2.64% of the average daily net assets of the Fund from October 6, 2014 through November 1, 2016. As a result, the Fund’s “Total Annual Fund Operating Expenses” (excluding interest, taxes, brokerage fees and commissions, 12b-1 fees, Acquired Fund Fees and Expenses, and extraordinary expenses) will be limited to 2.64%, as indicated in the Prospectuses. Any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within the three fiscal years following the year in which such waiver occurred, if the Fund is able to make the payment without exceeding the expense limitation. The current Expense Limitation Agreement cannot be terminated prior to November 1, 2016 without the Board of Trustee’s approval.  During the year ended December 31, 2015, the Adviser waived $186,459 in expenses pursuant to the Expense Limitation Agreement.

The Adviser selects each Sub-Adviser to the Fund and each performs its responsibilities pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”) with the Adviser.  Riverpark Advisors, LLC, S.W. Mitchell Capital, LLP and Tiburon Capital Management, LLC served as Sub-Advisers to the Fund during the year ended December 31, 2015.

The following describes the structure and method used to determine each portfolio manager’s compensation.

Pulteney Street Capital Management, LLC

Mr. Sean McCooey receives a base salary from the Adviser.  Mr. McCooey is also a controlling owner of the Adviser, and is entitled to profits related to his ownership.  Since profits are expected to increase as assets increase, he is expected to receive increased profits as an owner of the Adviser as assets of the Fund increase.

Riverpark Advisors, LLC

Messrs. Frankel and Berman receive a base salary from RiverPark.

S.W. Mitchell Capital, LLP (“SWMC”)

Mr. Carter receives a base salary from SWMC.

Tiburon Capital Management, LLC

Messrs. Lupoff and Swain receive a base salary from Tiburon.  They are also controlling owners of Tiburon, and are entitled to profits related to their ownership.  Since profits are expected to increase as assets increase, they are expected to receive increased profits as an owner of Tiburon as assets under Tiburon’s management increase.

 NOTE 5. DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 of the 1940 Act for its Investor Shares.  Under the Plan, the Fund may use 12b-1 fees to compensate broker-dealers (including, without limitation, the Distributor) for sales of the Fund’s Investor Class shares, or for other expenses associated with distributing these shares.  The Fund may expend up to 0.25% of the Investor Class shares’ respective average daily net assets to pay for any activity primarily intended to result in the sale of these share classes and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made.  During the year ended December 31, 2015, the Fund accrued $3,672 in distribution fees.  At December 31, 2015, the Fund owed $1,101 in distribution fees.

NOTE 6. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited number of shares of separate series.  Paid in capital at December 31, 2015, was $1,295,700 representing 109,540 shares outstanding.

Transactions in capital stock were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Capital	Shares	Capital
Shares sold	53,706	$ 556,237	173,516	$ 1,779,401
Shares reinvested	-	-	-	-
Shares redeemed	(178,848)	(1,909,481)	(195,586)	(1,951,600)
Net Increase	(125,142)	$(1,353,244)	(22,070)	$ (172,199)

There was $2,998 in redemption fees collected for the Fund during the year ended December 31, 2015.

NOTE 7. OPTIONS

Transactions in written options during the year ended December 31, 2015, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at December 31, 2014	73	$ 10,452
Options written	434	50,248
Options exercised	(19)	(1,430)
Options expired	(249)	(18,470)
Options terminated in closing purchase transaction	(239)	(40,800)
Options outstanding at December 31, 2015	-	$ -

Transactions in purchased options during the year ended December 31, 2015, were as follows:

	Number of	Premiums
	Contracts	Paid
Options outstanding at December 31, 2014	118	$ 21,980
Options purchased	657	100,172
Options exercised	(55)	(2,395)
Options expired	(333)	(44,943)
Options terminated in closing sale transaction	(387)	(74,814)
Options outstanding at December 31, 2015	-	$ -

The location on the statement of assets and liabilities of the Fund’s derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Financial Investment Type		Location
	Asset Derivatives
Forward Contracts	$2,161	Investments in Securities, at Value

	Liability Derivatives
Forward Contracts Sold Short	($694)	Forward Contracts Sold Short, at Value

All derivatives held during the period contained equity risk exposure. Realized and unrealized gains and losses on derivatives contracts entered into during the year ended December 31, 2015, by the Fund are recorded in the following locations in the Statement of Operations:

	Location	Realized Gain/(Loss)	Location	Change in Unrealized Gain/(Loss)
Investment in Options	Realized Loss on Investments in Options	($19,743)	Change in Unrealized Appreciation on Investments in Options	($782)
Options Written	Realized Loss on Options Written	$26,179	Change in Unrealized Appreciation Options Written	($1,341)
Securities Sold Short	Realized Loss on Securities Sold Short	($16,607)	Change in Unrealized Depreciation Securities Sold Short	$14,849
Forward and Future Contracts	Realized Gain on Forward and Future Contracts	($1,383)	Change in Unrealized Appreciation Forward and Future Contracts	($10,199)

The Fund engages in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Fund may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, the Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option.

The Fund engages in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Fund's use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Advisor makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Fund, and may also subject the Fund to higher price volatility.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Fund recognizes a realized gain or loss when the option is sold or expired. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Fund since they are exchange traded.

The options outstanding as of December 31, 2015 as disclosed in the Notes to the Financial Statements, and the amounts of realized and changes in unrealized gains and losses on options during the period, as disclosed in the Statement of Operations, serve as indicators of the volume of option activity for the Fund.

NOTE 8. INVESTMENT TRANSACTIONS

For the year ended December 31, 2015, purchases and sales of investment securities other than U.S. Government obligations, short-term investments, options, and securities sold short aggregated $1,281,307 and $2,715,437, respectively.

NOTE 9. TAX MATTERS

The Fund did not pay a distribution for the years ended December 31, 2015 and 2014.

At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Other Book/Tax Differences	$ (-)
Unrealized depreciation on value of investments	(43,351)
Total accumulated earnings	$(43,351)

At December 31, 2015, the cost of investments for federal income tax purposes was $106,973 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$ 6
Unrealized depreciation	(43,357)
Net unrealized depreciation *	$ (43,351)

* The difference between book-basis unrealized appreciation is attributable primarily to tax adjustments due to mark to market on 1256 contracts.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal and state tax returns for the prior three fiscal years (2012-2014) remain subject to examination by the Internal Revenue Service.

NOTE 10. CONTROL AND OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2015, NSCC Shell Account, in omnibus accounts, in aggregate, owned approximately 38% of the Fund, and may be deemed to control the Fund.

NOTE 11. COMMITMENTS AND CONTINGENCIES

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Trust may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

NOTE 12. CHANGE OF SERVICE PROVIDER

On December 18, 2015, Richey May & Co., has been selected to serve as the independent registered public accounting firm for the Trust for its fiscal year ending December 31, 2015.  The reports of Spicer Jeffries, LLP, the predecessor independent registered public accounting firm, on the financial statements of the Fund for the fiscal year ended December 31, 2014 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle. In addition, there were no disagreements between the Trust and Spicer Jeffries, LLP, on accounting principles, financial statement disclosures or audit scope, which, if not resolved to the satisfaction of Spicer Jeffries, LLP, would have caused them to make reference to the disagreement in their reports on the financial statements for such years.

NOTE 13. SUBSEQUENT EVENTS

New Advisory Agreement; New Expense Limitation Agreement; New Portfolio Manager

Both the Board of Trustees of the Trust and a majority of the Fund’s shareholders, acting by written consent, have approved the entry by the Trust, on behalf of the Fund, into a new investment advisory agreement (the “Advisory Agreement”) and a new expense limitation agreement (“Expense Limitation Agreement”) with Kimberlite Asset Management, LLC (“Kimberlite”) in connection with a transaction between the Fund’s former investment adviser, Pulteney Street Capital Management, LLC (“Pulteney”) and Kimberlite.  The Expense Limitation Agreement and the Advisory Agreement will go into effect as of January 1, 2016

In addition, Neal Neilinger, the President of Kimberlite, will replace Sean M. McCooey, the Managing Member of Pulteney, as the Fund’s portfolio manager, upon effectiveness of the Advisory Agreement.

Temporary Cash Holding to Facilitate Transition to New Strategy

The Board of Trustees of the Trust and a majority of the Fund’s shareholders, acting by written consent, also approved the transition of the Fund’s investment strategy to a strategy pursuant to which the Fund will invest primarily in preferred and debt securities of companies in the financial sector (the “New Strategy”).  An amendment to the Fund’s Prospectus and SAI reflecting the New Strategy was filed with the Securities and Exchange Commission on November 6, 2015 (the “Updated Registration Statement”).  The New Strategy will not be implemented for the Fund until the Updated Registration Statement is effective, expected to be on or before January 6, 2016.

As of the closing of the Transaction, which is expected to occur December 31, 2015 (the “Transaction Closing”), all of the Fund’s investment sub-advisers will have resigned as sub-advisers for the Fund.  In anticipation of these resignations and to facilitate the transition to the New Strategy, the Board of Trustees of the Trust and a majority of the Fund’s shareholders, acting by written consent, approved the Fund temporarily transitioning up to 100% of its holdings to cash and/or cash equivalent positions as of and after the Transaction Closing until after the Updated Registration Statement is effective.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of PSP Multi-Manager Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PSP Multi-Manager Fund (the “Fund”), as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2014 and the financial highlights for each year or period presented through the year ended December 31, 2014, have been audited by other auditors, whose report dated March 31, 2015 expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2015, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Richey May & Co., LLP

Englewood, Colorado

February 23, 2016

PSP MULTI-MANAGER FUND

EXPENSE ILLUSTRATION

DECEMBER 31, 2015 (UNAUDITED)

Expense Example

As a shareholder of the PSP Multi-Manager Fund (the "Fund"), you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2015	December 31, 2015	July 1, 2015 to December 31, 2015

Actual	$1,000.00	$969.11	$15.29
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,009.68	$15.60

* Expenses are equal to the Fund's annualized expense ratio of 3.08%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

PSP MULTI-MANAGER FUND

TRUSTEES AND OFFICERS

DECEMBER 31, 2015 (UNAUDITED)

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships During Past 5 Years
Independent Trustees
Edward J. Breslin 1345 Avenue of the Americas, 3rd Floor New York, NY 10105 Age: 61	Trustee	Since 2014; Indefinite	Retired since 2007. Formerly Managing Director of U.S. treasuries department at Chase Bank/JP Morgan (1996-2007).	One	None
Paul S. Buckley 1345 Avenue of the Americas, 3rd Floor New York, NY 10105 Age: 51	Trustee	Since 2014; Indefinite	Institutional sales trader at Janney Montgomery Scott LLC (September 2013 to present); equity sales trader at Knight Capital (September 2006 to May 2012).	One	None
Alfred E. Smith, IV 1345 Avenue of the Americas, 3rd Floor New York, NY 10105 Age: 52	Trustee	Since 2014; Indefinite	Founder and Chief Executive Officer of A.E. Smith Associates, a consulting firm (since 2009).	One	None

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships During Past 5 Years
Interested Trustee*
Sean McCooey * 1345 Avenue of the Americas, 3rd Floor New York, NY 10105 Age: 59	Trustee, President and Treasurer	Since 2014; Indefinite	Registered Person of Concept Capital (since 2009); manager of Pulteney Street since its inception (2012).	One	None
Officers
Kyle R. Bubeck P.O. Box 11550 Overland Park, KS 66207 Age: 58	Chief Compliance Officer	Since 2014	President and Founder of Beacon Compliance Consulting, Inc. (2010 – present); CFO and CCO of Trendstar Advisors, LLC (2003 – 2009).	N/A	N/A
Daniel McCooey 1345 Avenue of the Americas, 3rd Floor New York, NY 10105 Age: 47	Secretary	Since 2014	Registered Person of Concept Capital (since 2014); manager of Pulteney Street since its inception (2012); Managing Director of Equity Sales, Weeden & Co. (2002-2012).	N/A	N/A

* The Interested Trustee is an Interested Trustee because he is an officer and employee of the Adviser.

Compensation.  Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” receives a fee of $2,000 each year plus $250 per Fund per meeting attended in person and $100 per Fund per meeting attended by telephone.  The

Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

PSP MULTI-MANAGER FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2015 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on March 31 and September 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-855-318-2804, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-855-318-2804 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-855-318-2804 to request a copy of the SAI or to make shareholder inquiries.

Renewal of Management Agreement

The Board’s considerations in approving the Advisory Agreement at a meeting held on October 15, 2015 are summarized below.

In deciding whether to approve the Advisory Agreement to Kimberlite, the Trustees considered numerous factors, including:

(i)   The nature, extent, and quality of the services to be provided by Kimberlite In this regard, the Board reviewed the services to be provided by Kimberlite to the Fund including, without limitation, its proposed investment advisory services to be provided to the Fund, its proposed coordination of services among the Fund’s service providers, its compliance procedures and practices, and its proposed efforts to promote the Fund and assist in its distribution.  The Board also noted that Mr. Neilinger was offering to serve the Fund as a trustee and (if elected) officer without additional compensation from the Fund, and that Mr. Neilinger had indicated additional Kimberlite personnel could provide similar executive officer services without additional compensation from the Fund (except for CCO, which may require additional compensation).  The Board also considered Kimberlite’s description of its preparations and plan for becoming investment adviser to the Fund, and Kimberlite’s relationship to Kimberlite Group LLC, an investment bank that owns 51% of Kimberlite (“Kimberlite Group”), including, without limitation, the types of support Kimberlite expects to receive from Kimberlite Group.  After reviewing the foregoing information and further information in the Adviser Memorandum (e.g., descriptions of the Adviser’s business and the Adviser’s Form ADV), the Board concluded that the quality, extent, and nature of the services to be provided by Kimberlite would be satisfactory for the Fund.

(ii)   The investment performance of Kimberlite.  In this regard, because Kimberlite does not have a track record managing the Fund or an account with a substantially similar strategy to the Fund’s current strategy, the Board considered the experience of Mr. Neilinger, Kimberlite’s principal and portfolio manager, and Kimberlite’s future plans for the investment strategy of the Fund.  Following discussion of Mr. Neilinger’s experience and the resources of the Kimberlite Group, the Board concluded that the investment performance of Kimberlite would be satisfactory for the Fund.

(iii)   The costs of the services to be provided and profits to be realized by Kimberlite and its affiliates from the relationship with the Fund.  In this regard, the Board considered Kimberlite’s staffing, personnel, and methods of operating; Kimberlite’s compliance policies and procedures; the financial condition of Kimberlite and the proposed level of commitment to the Fund and Kimberlite by Mr. Neilinger and Kimberlite Group; the asset levels of the Fund; and the overall expenses of the Fund, including certain current fee waivers on behalf of the Fund to be entered into by Kimberlite.  The Board also discussed Kimberlite’s commitment to a voluntary fee cap through the expense limitation agreement, which Mr. Neilinger indicated that Kimberlite would continue at its current level.

The Board then compared the current expense cap of the Fund to a peer group of other funds comparable to the Fund.  The Board determined that, while the Fund’s expense cap is higher than the mutual funds compared, the current expense cap is nonetheless reasonably close to the average expense cap of the Fund’s peer group taking into consideration the Fund’s current size and Kimberlite’s plans for future growth.

The Board next discussed the management fee proposed under the Advisory Agreement, noting that it would reduce the Fund’s current management fee from 2.25% to 0.95% in anticipation of the Fund’s adoption of New Strategy that would not involve sub-advisers.  The Board compared the management fee Kimberlite would charge the Fund under the Advisory Agreement with the management fees charged to a peer group of other funds comparable to the Fund, and noted that the management fee proposed to be charged under the Advisory Agreement was comparable to the fees being charged to the peer funds identified.  The Board also considered potential benefits to Kimberlite in managing the Fund, including promotion of Kimberlite’s name.

Following further discussion, comparisons and consideration, the Board concluded that the fees to be paid to Kimberlite by the Fund would be appropriate and within the range of what would have been negotiated at arm’s length.

 (iv)  The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors.  In this regard, the Board considered that the Fund’s proposed fee arrangements with Kimberlite involve both a management fee and an Expense Limitation Agreement.  The Board noted that, while the management fee percentage would remain the same at all asset levels, assuming growth in the Fund’s assets under management, the Fund will benefit from economies of scale under its agreements with service providers other than Kimberlite.  Additionally, the Board determined that the Fund will experience benefits from the Expense Limitation Agreement and, due to the size of the Fund, the Fund will likely continue to experience benefits from the Expense Limitation Agreement until the Fund grows to a level where Kimberlite receives its full fee.

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

ITEM 2.	CODE OF ETHICS.

(a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.
ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $15,500 and $24,000 with respect to the registrant’s fiscal years ended December 31, 2015 and 2014 respectively.

(b)

Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $4,000 and $2,500 with respect to the registrant’s fiscal years ended December 31, 2015 and 2014, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)

All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended December 31, 2015 and 2014 respectively.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

(f)

Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended December 31, 2015 and 2014 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)	There were no non-audit services rendered to the registrant’s investment adviser.
ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under Item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	EXHIBITS
(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Kimberlite Investment Trust

By: Neal Neilinger	/s/ Neal Neilinger
President
Date: November 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By: Neal Neilinger	/s/ Neal Neilinger
President
Date: November 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By: Neal Neilinger	/s/ Neal Neilinger
Treasurer
Date: November 7, 2016